SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.         )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]             No fee required
  [ ]             Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                                [FSF LETTERHEAD]







December 11, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FSF Financial Corp., we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Victorian Inn 1000 Highway 7 West, Hutchinson, Minnesota 55350 on January 19, 1999, at 8:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Bertram Cooper & Co., LLP, independent accountants, will be present to respond to any questions stockholders may have.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                               Sincerely,




                                               /s/George B. Loban
                                               ---------------------------------
                                               George B. Loban
                                               President




                                               /s/Donald A. Glas
                                               ---------------------------------
                                               Donald A. Glas
                                               Chief Executive Officer

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
                                 (320) 234-4500
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 19, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FSF Financial Corp. (the "Company"), will be held at the Company's office at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota 55350 on Tuesday, January 19, 1999, at 8:30 a.m. The Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors of the Company; and
         2. The ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors of FSF Financial Corp. for the fiscal year ending September 30, 1999.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of directors is not aware of any other matters that may come before the Meeting.

Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on November 30, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Richard H. Burgart
                                              ----------------------------------
                                              Richard H. Burgart, Secretary

Hutchinson, Minnesota
December 11, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 19, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of FSF Financial Corp. (the "Company"). Proxies are being solicited by the board of directors of the Company (the "Board" or "Board of Directors") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota 55350 on January 19, 1999, 8:30 a.m. local time.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors; and (ii) the ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors of the Company for the fiscal year ending September 30, 1999. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on November 30, 1998 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 2,972,513 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors as stated in "Information with Respect to Nominees for Director, Directors continuing in Office, and Executive Officers
- Election of Directors," the form of proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either
(i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company (the "Bylaws"), a majority of the votes cast by shareholders shall be sufficient to pass on any other matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers."

                                                                        Percent of Shares of
                                              Amount and Nature of            Common Stock
Name and Address of Beneficial Owner          Beneficial Ownership            Outstanding
------------------------------------          --------------------            -----------

First Federal fsb                                 359,720 (1)                    11.95%
Employee Stock Ownership Plan Trust ("ESOP")
201 Main Street South
Hutchinson, Minnesota

Brandes Investment Partners, Inc.                 219,680 (2)                     7.30%
12750 High Bluff Drive
San Diego, California

Security Bancshares Company                       200,000 (3)                     6.64%
P.O. Box 212
Glencoe, Minnesota

----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. As of the Voting Record Date, 157,378 shares have been allocated under the ESOP to participant accounts. See "Director and Executive Officer Compensation - Other Benefits - Employee Stock Ownership Plan."
(2)  Based on an amended Schedule 13G filed by the dated February 10, 1998.
(3)  Based on a Schedule 13G received by the Company on March 14, 1996.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the fiscal year ended September 30, 1998.

--------------------------------------------------------------------------------
             I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting, to serve for three-year terms, as noted below, or until their respective successors have been elected and qualified.

         Donald A. Glas, James J. Caturia, and Jerome R. Dempsey have been nominated by the Board of Directors to serve as directors. Messrs. Glas, Caturia and Dempsey are currently members of the Board. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company, the Banks, or the Bank, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company, is also a member of the Board of Directors of the Bank.

                                                  Year First            Current               Shares of
                                                  Elected or            Term to             Common Stock            Percent
Name                              Age(1)           Appointed            Expire          Beneficially Owned(2)      of Class
----                              ------           ---------            ------          ---------------------      --------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

Donald A. Glas                      48               1981               1999                    163,248(3)            5.28%

James J. Caturia                    60               1984               1999                     19,842(4)(5)           *

Jerome R. Dempsey                   65               1984               1999                     12,225(4)(6)           *

                                      THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                                              NOMINEES BE ELECTED AS DIRECTORS

DIRECTORS CONTINUING IN OFFICE(7)

Sever B. Knutson                    66               1984               2000                     49,461(4)(7)         1.63%


George B. Loban                     48               1979               2000                    161,909(8)            5.24%


Roger R. Stearns                    50               1990               2001                     48,722(4)(9)         1.59%


Richard H. Burgart                  51               1994               2001                    108,975(10)           3.55%


All Directors and
Executive Officers as a
Group (7 persons)                                                                               564,382(11)          17.31%


-----------------------
*    Less than 1%.
(1)  At September 30, 1998.
(2) Excludes stock options to purchase shares of Common Stock pursuant to the 1994 Stock Option Plan and 1998 Stock Compensation Plan that are not exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation - Other Benefits -1994 Stock Option Plan" and "-1998 Stock Compensation Plan."
(3) Includes 2,266 shares owned by the spouse of Mr. Glas and 1,000 shares held in trust for the benefit of the minor child of Mr. Glas, which Mr. Glas may be deemed to beneficially own. Includes 17,986 shares of restricted Common Stock granted but not vested, pursuant to the Bank's Management Stock Plan ("MSP"), options to purchase 60,831 shares of Common Stock exercisable with 60 days of the Record Date, and 8,846 shares allocated under the ESOP.
(4) Excludes shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") or MSP for which such individual serves as a member of the ESOP or MSP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Other Benefits
     - Employee Stock Ownership Plan."
(5) Includes 1,679 shares in the individual retirement account of the spouse of Mr. Caturia, which Mr. Caturia may be deemed to beneficially own. Includes options to purchase 8,125 shares of Common Stock exercisable with 60 days of the Record Date.
(6) Includes options to purchase 4,875 shares of Common Stock exercisable with 60 days of the Record Date. (7) Includes 30,000 shares owned by the spouse of Mr. Knutson, which Mr. Knutson may be deemed to beneficially own.
(7) Includes options to purchase 17,961 shares of Common Stock exercisable with 60 days of the Record Date.
(8) Includes 674 shares held by the son of Mr. Loban, 2,000 shares held in trust for the benefit of the minor child of Mr. Loban, and 14,171 shares held in the individual retirement account of the spouse of Mr. Loban, which Mr. Loban may be deemed to beneficially own. Includes 17,986 shares of restricted Common Stock granted, but not vested, pursuant to the MSP, options to purchase 60,680 shares of Common Stock exercisable with 60 days of the Record Date, and 8,846 shares allocated under the ESOP.
(9) Includes 9,300 shares held by Stearns Foundation, Inc. and 700 shares held by Stearnswood, Inc. of which Mr. Stearns is an officer and director, and 100 shares held in trust for each of Mr. Stearns' son and daughter, which Mr. Stearns may be deemed to beneficially own. Includes options to purchase 11,017 shares of Common Stock exercisable within 60 days of the Record Date.
(10) Includes 6,155 shares held in the individual retirement account of the spouse of Mr. Burgart and 25 shares held in trust for the benefit of the minor son of Mr. Burgart, which Mr. Burgart may be deemed to beneficially own. Includes 8,993 shares of restricted Common Stock granted, but not vested, pursuant to the MSP, options to purchase 46,081 shares of Common Stock exercisable with 60 days of the Record Date, and 8,092 shares allocated under the ESOP.
(11) Includes options to purchase 249,721 shares of Common Stock exercisable within 60 days of the Record Date.

         The following individuals hold the executive offices in the Company set forth opposite their names.


Name                  Age (1)   Position(s) Held With the Company
----                  -------   ---------------------------------

Donald A. Glas          48      Co-Chair and Chief Executive Officer

George B. Loban         48      Co-Chair and President

Richard H. Burgart      51      Chief Financial Officer, Treasurer and Secretary

-----------------
(1)      At September 30, 1998.

         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

         The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held there present occupation for the last five years.

         Richard H. Burgart has served as a director of the Company and Chief Financial Officer and Treasurer of the Company and the Bank since 1994 and Secretary of the Company and the Bank since January 1997. Mr. Burgart began his employment with First State in 1985 and was the Chief Financial

Officer and Treasurer of First State from 1988 until the Merger. Mr. Burgart has participated in the Hutchinson Dollars for Scholars, the Hutchinson Youth Hockey Association, and the Hutchinson Community Development Corporation. Mr. Burgart is a member of the First Congregational Church and he is a past national Chairman of the Financial Managers Society.

         James J. Caturia served as a director of Hastings from 1984 until the Merger and has served as a director of the Company and the Bank since 1994. He is the owner and manager of Caturia Interiors, Inc., Hastings, Minnesota, a retail home furnishings company. Mr. Caturia is a member of the Hastings Chamber of Commerce, a member of the Knights of Columbus Council 1600 and is involved with Habitat for Humanity.

         Jerome R. Dempsey served as a director of Hastings from 1984 until the Merger and has served as a director of the Company and the Bank since 1994 and 1996. Mr. Dempsey taught and served as an administrator for the Hastings Public Schools. In 1992, Mr. Dempsey was elected to a two-year term in the Minnesota House of Representatives and was re-elected in 1994, 1996 and 1998. Mr. Dempsey serves on the Bonding, Environment and Natural Resources, Economic Development, and Housing Financing Committees. Mr. Dempsey is a member of the Council 1600
Knights of Columbus,the Hastings United Way, and the Hastings Chamber of Commerce. In addition, Mr. Dempsey is involved with the Special Olympics, Habitat for Humanity, and the American Cancer Society.

         Donald A. Glas is Co-Chair and Chief Executive Officer of the Company and the Bank. Mr. Glas started with First State in 1972 and served as President and Chief Executive Officer from 1983 until the Merger. He is also a founding director and a committee member of the Hutchinson Community Development Corporation. In addition, Mr. Glas serves on the Legislative Affairs Committee of the America's Community Bankers ("ACB"), a national trade group for the industry. Mr. Glas also served as a member of the Board of Directors of the Federal Home Loan Bank ("FHLB") of Des Moines, served on the Consumer Advisory Council of the Federal Reserve Board, and was a member of the Hutchinson Technical College Advisory Board, the Activity Advisory Committee of Hutchinson Schools, the Chamber of Commerce, the Hutchinson Main Street Organization, the United Way, and the Crow River Drumline Association.

         Sever B. Knutson served as director of First State from 1984 until the Merger and has served as a director of the Company and the Bank since 1994. He is the former President and majority stockholder of Lynn Card Company, a mail order business located in Hutchinson, Minnesota. Mr. Knutson chairs the Transportation Committee of the Hutchinson Community Development Corporation. Mr. Knutson also serves as the Operations Officer for the Hutchinson Squadron of the Civil Air Patrol. Mr. Knutson served as an Officer in the United States Air Force for 22 years, retiring in 1972.

         George B. Loban is Co-Chair and President of the Company and the Bank. Mr. Loban served as director and Chief Executive Officer of First Federal of Hastings prior to the Merger in 1994. He has previously served as Vice Chairman of the FHLB of Des Moines and is a member of the Governmental Affairs Committee of the FHLB System. Mr. Loban serves on the Board of ACB as well as an active member on several committees of the ACB. Mr. Loban is actively involved in his local community through the Chamber of Commerce, United Way and other educational and civic organizations.

         Roger R. Stearns served as a director of First State from 1989 until the Merger and has served as a director of the Company and the Bank since 1994. Mr. Stearns is the President and part owner of Stearnswood, Inc. Hutchinson, Minnesota, a closely-held family corporation that currently manufactures transport packaging for regional and international customers. Mr. Stearns is a past director and past Treasurer of Blue Cross Blue Shield of Minnesota. Mr Stearns was Treasurer and director of the Hutchinson School District Board and has served as the Chairman of Little Crow Telemedia Network. Mr. Stearns is past director of the Hutchinson Area and Minnesota State Chambers of Commerce, a founding director of the Central Prairie Railway Association, the Hutchinson Community Video Network, and an active trustee and Secretary of the Stearns Foundation.

Nominations for Directors

         Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person,
(ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

         The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of this Article, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. Each member of the Board of Directors also currently serves as a member of the board of directors of the Bank, which meets monthly and may have special meetings. All committees act for both the Company and the Bank.

         During the fiscal year ended September 30, 1998, the Board of Directors of the Company and the Bank held 13 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and the committees on which such director served during the fiscal year ended September 30, 1998.

         The Audit Committee of the Company is responsible for overseeing the Company's internal audit procedures. Currently, the members of the Audit Committee are Messrs. Knutson, Dempsey, Caturia and Stearns. The Audit Committee met four times during the fiscal year ended September 30, 1998.

         The Nominating Committee of the Company recommends nominees for election as directors to the Board of Directors. The Nominating Committee, which met one time during the fiscal year ended September 30, 1998, consists of the entire Board of Directors. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Through December 31, 1997, the Company compensated its directors by means of a $4,000 annual retainer. Effective January 1, 1998, no fees or retainers are paid by the Company. Each director of the Company is a director of the Bank, and receives fees accordingly. Directors who are employees of the Company or the Bank do not receive directors fees.

         During the fiscal year ended September 30, 1998, each non-employee member of the Board of Directors of the Bank received a fee of $550 per meeting attended. In addition, committee fees consisted of $300 for each committee meeting attended. For the year ended September 30, 1998, total director fees (including expense associated with the award of restricted shares in lieu of retainers) paid by the Bank to all directors as a group were $92,529.

         On January 17, 1995, the date of stockholder approval of the 1994 Option Plan, Directors Stearns and Knutson and Directors Caturia and Dempsey each received stock options to purchase 16,861 and 7,026 shares, respectively, of Common Stock at the then current fair market value ($9.50 per share). These shares and options vest at a rate of 20% annually on and after January 17, 1996. See "- Other Benefits - 1994 Stock Option Plan."

         Pursuant to the 1998 Stock Compensation Plan, on January 21, 1998, each non-employee director of the Company was awarded 1,500 shares of Common Stock and options to purchase 1,500 shares of Common Stock at an exercise price equal to the fair market price of said Common Stock as of the date of grant. The Stock Awards (as defined later) were granted to non-employee directors in lieu of annual

Board retainers at the Bank and Company. Directors received such grants in lieu of retainers for a five year period. See "- Other Benefits - 1998 Stock Compensation Plan."

Executive Compensation

         General. Executive officers received compensation from the Bank. However, a portion of the executive officers' compensation is reimbursed to the Bank by the Company in accordance with a cost sharing agreement between the two entities.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer and certain other executive officers of the Bank for the years ended September 30, 1998, 1997, and 1996. Except as set forth below, no executive officer of the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                                                    Long Term Compensation
                                                 Annual Compensation                         Awards
                                  ---------------------------------------------   ------------------------------
                                                                                                     Securities
                                                                                   Restricted        Underlying
Name and                                                          Other Annual       Stock            Options/      All Other
Principal Position         Year     Salary        Bonus(1)      Compensation(2)   Awards($)(3)      SARs (#)(4)   Compensation
-------------------       ------    ------        --------      ---------------   ------------      -----------   -------------
Donald A. Glas             1998    $169,750       $60,000           $   --             --              33,973      $33,929 (5)
Director and Chief         1997    $149,500       $53,671           $16,200            --                --        $33,988 (5)
Executive Officer          1996    $135,000       $35,500           $13,400            --                --        $23,079 (5)

George B. Loban            1998    $169,750       $60,000           $   --             --              33,973      $33,929 (5)
Director and President     1997    $149,500       $53,671           $14,450            --                --        $33,988 (5)
                           1996    $135,000       $35,500           $12,200            --                --        $23,079 (5)

Richard H. Burgart         1998    $119,500       $42,000           $   --             --              23,178      $33,471 (5)
Chief Financial            1997    $102,000       $36,610           $15,000            --                --        $33,988 (5)
Officer and Treasurer      1996     $92,000       $26,600           $12,200            --                --        $20,496 (5)

Jay Trumbower(6)           1998     $79,000       $22,000              --              --                --                 --


------------------------
(1) Awarded pursuant to the Incentive Compensation Policy. See "- Other Benefits - Incentive Compensation Policy."
(2) Includes director's fees. Beginning October 1, 1997, employee directors no longer receive director fees. For Messrs. Glas, Loban, and Burgart for fiscal 1998, 1997, and 1998, there were no (a) perquisites over the lesser of $50,000 or 10% of any of such individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.
(3) The total value of the restricted stock held for the benefit of Mr. Glas, Mr. Loban, and Mr. Burgart by the MSP at September 30, 1998 was $283,279, $283,279, and $141,640, respectively (calculated by multiplying $15.75, the closing average bid and ask price of the Company's unrestricted Common Stock at September 30, 1998, by 17,986, 17,986, and 8,993, the number of awarded, but unvested, shares, respectively). Dividends paid on the restricted Common Stock are accrued and held in arrears until the restricted Common Stock for which dividends were paid becomes vested.
(4) The options, by their terms, are first exercisable at a rate of 33.3% on date of grant (January 21, 1998) and 16.67% annually beginning October 1, 1998, but in no event shall any option be exercisable more then ten years after the effective date of grant.
(5)  Represents employer contribution to the ESOP.
(6)  On October 13, 1998, Mr. Trumbower resigned as an employee of the Bank.

         Employment Agreements. The Bank entered into employment agreements with Chief Executive Officer and Co-Chair Donald A. Glas, President and Co-Chair George B. Loban, and Chief Financial Officer and Treasurer Richard H. Burgart (the"Officers"). The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an Officer without just cause, the Officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Bank, at September 30, 1998, the Officers would currently be entitled to an aggregate lump sum payment of approximately $1.4 million. The aggregate payments that would be made would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreements are reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of satisfactory performance within the Board's sole discretion.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee currently consists of Messrs. Stearns (Chair), Caturia, Dempsey and Knutson, all present members of the Board of Directors of the Bank and the Company. Executive Officers of the Company or the Bank do not participate in matters involving their compensation.

Report of the Compensation Committee on Executive Compensation

         The executive officers of the Company and the Bank consist of Messrs. George B. Loban (Co- Chairman of the Board and President), Donald A. Glas (Co-Chairman of the Board and Chief Executive Officer), and Richard H. Burgart (Chief Financial Officer, Treasurer and Secretary).

         The Bank Compensation Committee meets annually to review compensation paid to executive officers and to determine the compensation levels for all Bank employees. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area, including institutions with total assets of between $250 million and $500 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank the Committee does consider the overall profitability of the Bank when making these decisions. With respect to each particular employee, his or her particular contributions to the Bank over the past year are also evaluated.

         Effective January 1, 1998, Mr. Glas, Co-Chairman of the Board and Chief Executive Officer, and Mr. Loban, Co-Chairman of the Board and President, each received a salary increase from $151,000 to $176,000, and Mr. Burgart received a salary increase from $103,000 to $125,000. Effective October 1, 1997, employee directors of the Company (the executive officers) no longer receive board fees. The Compensation Committee took this into consideration in determining the new base salaries. The Committee will consider the annual compensation paid to presidents, chief executive officers, and chief financial officers of financial institutions in the State of Minnesota and surrounding states with assets of between $250 million and $500 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President, Chief Executive Officer, and Chief Financial Officer in the future.

         Compensation Committee:
                  James J. Caturia
                  Roger R. Stearns
                  Sever B. Knutson
                  Jerome R. Dempsey

Other Benefits

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any payouts to George B. Loban, Donald
A. Glas, or Richard H. Burgart under such plans during the fiscal year ended September 30, 1998.

         Incentive Compensation Policy. The Bank has an Incentive Compensation Policy for selected management personnel (18 persons). Compensation awards under this policy appear as a bonus in the year earned. Awards are based on individuals attaining various financial and business plan objectives set by the Board of Directors. Total bonuses earned by all participants covered by the policy (including Mr. Glas, Mr. Loban, and Mr. Burgart) totalled $317,051 for the fiscal year ended September 30, 1998.

         Supplemental Executive Retirement Plans. The Bank maintains an insured executive salary continuation plan ("ESCP") for the benefit of eligible executive employees (eight persons, including two retired employees). The purpose of the ESCP is to furnish executive employees with post-retirement and death benefits in addition to those which will be provided under the Bank's SEP and other retirement benefits. The ESCP is also designed to foster the retention of executive employees. It is anticipated that benefits payable under the ESCPs will equal approximately $5,159 per month in the case of Mr. Glas upon his retirement at age 56 for a maximum of 180 months, $4,166 in the case of Mr. Loban upon his retirement age 56 for a maximum of 120 months, and $3,810 per month in the case of Mr. Burgart upon his retirement at age 60 for a maximum of 180 months. Payments under the ESCP are accrued for financial reporting purposes during the period of employment. The Bank's policy is to fund the ESCP costs accrued with insurance contracts. The accrued liability for all participants (six persons) at September 30, 1998, in connection with the ESCP amounted to $868,806 of which $231,052, $145,110, and $112,306 were attributable to Messrs.
Glas, Loban, and Burgart, respectively. There are no tax consequences to any executive officer or the Bank related to the plans prior to the payment of benefits. Upon receipt of payment of benefits, the executive employees will recognize taxable ordinary income in the amount of such payments received and the Bank will be entitled to recognize a tax-deductible compensation expense at that time. At the time of the Merger, the Bank assumed the ESCP of Hastings.

         Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan, (the "ESOP"), for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and attained age 21. The ESOP is to be funded by contributions made by the Bank in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 359,720 shares of the Common Stock issued in the Merger Conversion, representing 8.0% of the then outstanding shares, of which 202,342 shares remained unallocated as of the Voting Record Date. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. During the fiscal year ended September 30, 1998, the Bank contributed $475,816 to the ESOP.

         A committee consisting of Messrs. Knutson, Stearns, and Caturia (the "ESOP Committee") administers the ESOP and also serves as the ESOP trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees' fiduciary duties.

         1994 Stock Option Plan. The Board of Directors adopted the 1994 Stock Option Plan (the "Option Plan"). Pursuant to the Option Plan, additional authorized shares were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and employees of the Company and the Bank from time to time under the Option Plan. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective January 17, 1995, the date of stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Options awarded pursuant to the Option Plan vest at a rate of 20% per year beginning on the anniversary date of the grant. An initial grant of options was made on the date of stockholder approval. The options are immediately exercisable in the event of a change in control. One thousand (1,000) options were awarded under the Option Plan in fiscal 1998.

         1998 Stock Compensation Plan. The Board of Directors adopted the 1998 Stock Compensation Plan (the "Stock Plan"), which was approved by stockholder at the annual meeting of stockholders held on January 20, 1998. Pursuant to the Stock Plan, 300,000 additional authorized shares of Common Stock were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees of the Company and the Bank from time to time under the Stock Plan. The options are immediately exercisable in the event of a change in control. The purpose of the Stock Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to such persons to promote the success of the Company's and the Bank's business. The Stock Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Stock Plan. During fiscal 1998, a total of 132,601 options were awarded to employees of the Company and its subsidiaries.

         Pursuant to the terms of the Stock Plan, as of January 21, 1998 ("Date of Grant"), each non-employee Director of the Company has granted a Stock Award consisting of 1,500 shares of Common Stock. Stock Awards were granted to non-employee directors in lieu of the current $8,000 retainer fees currently paid for service on the Company's and the Bank's Boards of Directors. Additionally, as of such Date of Grant, each recipient of such Stock Award received an option to purchase a number of shares of Common Stock represented by the number of shares of Common Stock represented by the Stock Award ("Tandem Stock Option"). The option exercise price for each share of Common Stock under such Tandem Stock Option equals $19.25. Such Stock Award and Tandem Stock Option shall be earned and non-forfeitable at the rate of 20% of each such Award as of the Date of Grant and 20% annually thereafter. Such Tandem Stock Options shall continue to be exercisable for a period of ten years following the Date of Grant without regard to the continued services of such Director as a Director. Such Awards shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or upon the death or Disability of such Director. In the event of the Participant's death, such Tandem

Stock Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution.

         The following tables set forth additional information concerning options granted under the Stock Plan during fiscal 1998.

                                              OPTION/SAR GRANTS TABLE

                                       Option/SAR Grants in Last Fiscal Year
                                       -------------------------------------
                                                                                                   Potential Realizable Value
                                                                                                        at Assumed Annual
                                                                                                      Rates of Stock Price
                                                                                                        Appreciation for
                                       Individual Grants                                                 Option Term(1)
                          -------------------------------------------------------------------    -------------------------------
                                               % of Total
                          # of Securities     Options/SARs        Exercise
                            Underlying         Granted to         or Base
                           Options/SARs       Employees in         Price         Expiration
  Name                     Granted(#)(2)       Fiscal Year         ($/Sh)           Date               5%              10%
---------                  -------------       -----------         ------          ------             ----            ----

Donald A. Glas                 33,973            25.62%            $19.25        January 21,        $411,413        $1,039,414
                                                                                    2008
George B. Loban                33,973            25.62%            $19.25        January 21,        $411,413        $1,039,414
                                                                                    2005
Richard H. Burgart             23,178            17.47%            $19.25        January 21,        $280,686         $709,479
                                                                                    2005

-----------------
(1) The amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved.
(2)  No Stock Appreciation Rights (SARs) are authorized under the plan.

         The following table set forth additional information concerning options granted under the Option Plan and the Stock Plan.

                                   OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                           Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
                           --------------------------------------------------------------------------------
                                                                                Number of Securities         Value of Unexercised
                                                                               Underlying Unexercised      In-The-Money Options/SARs
                                                                                    Options/SARs
                                                                                 at FY-End (#)(1)(2)         at FY-End ($)(1)(3)(4)
                                       Shares Acquired       Value
Name                                   on Exercise (#)    Realized ($)(5)    Exercisable/Unexercisable     Exercisable/Unexercisable
----                                   ---------------    ---------------    -------------------------     -------------------------

Donald A. Glas          Option Plan         51,748             564,519               38,181/22,481              $238,631/$140,506
                        Stock Plan            --                 --                  11,325/22,648                    --/--
George B. Loban         Option Plan         52,899             566,255               38,030/22,481              $237,687/$140,506
                        Stock Plan            --                 --                  11,325/22,648                    --/--
Richard H.Burgart       Option Plan         5,342               60,097               30,630/ 8,993               $191,437/$56,206
                        Stock Plan            --                 --                   7,725/15,453                     --/--

--------------
(1) No Stock Appreciation Rights (SARs) have been awarded under the Option Plan or the Stock Plan.
(2) Includes options that are exercisable within 60 days of the Voting Record Date.
(3) Option Plan information based on exercise price of $9.50 and closing price on September 30, 1998 of $15.75.
(4) Stock Plan information based on exercise price of $19.125 and closing price on of $15.75.
(5) Based on the fair market value on the date of exercise, less the exercise price.

         Management Stock Plan. The board of directors of the Bank has adopted the Management Stock Plan (the "MSP") as a method of providing executive officers and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. Awards under the MSP were made in recognition of prior and expected future services to the Bank to those executive officers and key employees of the Bank responsible for implementation of the policies adopted by the board of directors of the Bank, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Awards under the MSP vest at a rate of 20% per year beginning on the anniversary date of the date of grant. An initial grant of restricted stock was made on January 17, 1995, the date of stockholder approval of the MSP. No additional awards of restricted stock under the MSP have been made since that time.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total shareholder return of the Common Stock of the Company with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on October 7, 1994 (the date the Common Stock was first traded) and the reinvestment of dividends as paid. The graph provides comparisons as of September 30, 1998.

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]


====================================================================================================================================
                                           10/7/94            9/29/95           9/30/96            9/30/97            9/30/98
------------------------------------------------------------------------------------------------------------------------------------
       Nasdaq US                            100.00             140.72            166.95             229.16             234.19
------------------------------------------------------------------------------------------------------------------------------------
      Nasdaq Bank                           100.00             128.56            164.07             273.34             271.26
------------------------------------------------------------------------------------------------------------------------------------
  FSF Financial Corp.                       100.00             135.65            137.19             217.82             179.46
====================================================================================================================================


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank had no "interlocking" relationships existing on or after October 1, 1997 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of board of directors of the Bank.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. The loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Bertram Cooper & Co., LLP was the Company's independent public accountant for the fiscal year ended September 30, 19988. The Board of Directors has approved the selection of Bertram Cooper & Co., LLP as its auditors for the fiscal year ending September 30, 1999, subject to ratification by the Company's stockholders. A representative of Bertram Cooper & Co., LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Bertram Cooper & Co., LLP as the Company's auditors for the fiscal year ending September 30, 1999.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998, including financial statements, and the Company's Annual Report on Form 10-K will be mailed to all stockholders of record as of the close of business on November 30, 1998. Any stockholder who has not received a copy of the Annual Report by December 31, 1998 may obtain a copy by writing to the Secretary of the Company. The Annual Report to Stockholders and Form 10-K are not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 201 Main Street South, Hutchinson, Minnesota 55350, no later than August 13, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Richard H. Burgart
                                              ----------------------------------
                                              Richard H. Burgart, Secretary
Hutchinson, Minnesota
December 11, 1998

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
                                 (320) 234-4500
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 21, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of FSF Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota 55350 on Tuesday, January 19, 1999, at 8:30 a.m. and at any and all adjournments thereof, as follows:
                                                     FOR     WITHHELD
                                                     ---     --------

1. The election as director of all nominees listed below each for a 3 year term:

    Donald A. Glas, James J. Caturia,
    and Jerome R. Dempsey                            |_|        |_|


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.



                                                     FOR      AGAINST    ABSTAIN
                                                     ---      -------    -------

2.  Proposal to ratify the appointment
    of Bertram Cooper & Co., LLP as
    independent auditors of FSF Financial Corp. for
    the fiscal year ending September 30, 1999.       |_|        |_|        |_|

    The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO
BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated December 11, 1998.


                                                 Please check here if you
Dated:                , 199              |_|     plan to attend the Meeting.
       ---------------     --



----------------------------------        --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


-----------------------------------       --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------